UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2009

API NANOTRONICS CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2300 Yonge Street, Suite 1710, Toronto, Ontario, Canada	M4P 1E4
(Address of principal executive offices)	(zip code)

(416) 593-6543

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01.	Entry into a Material Definite Agreement.

API Cryptek, Inc. (“API Cryptek”), a newly formed subsidiary of API Nanotronics, Inc., entered into a Loan Purchase Agreement with Wachovia Bank, National Association (“Wachovia Bank”) and Wachovia Capital Finance Corporation (Canada) (collectively with Wachovia Bank, “Wachovia”) dated June 23, 2009 pursuant to which API Cryptek purchased for $5,000,000 all of Wachovia’s right, title and interest in and to certain loans and financing documents. The loans and financing documents include the loans to Cryptek Technologies Inc. (“Cryptek”) and security agreements covering substantially all of the assets of Cryptek.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2009	API NANOTRONICS CORP.

	By:	/s/ Claudio Mannarino
Claudio Mannarino
Chief Financial Officer and Vice President of Finance

3